Exhibit 10

LOAN AGREEMENT

DATE

PARTIES:

(1)	TELCO INVEST LIMITED whose Registered Office is 7-10 Chandos Street, Cavendish Square, London W1G9DQ

and

(2)	Tricell Distribution Ltd whose address/Registered Office is Tricell Distribution Ltd, Hilldenpark House, Tonbridge Road, Hilldenborogh, Kent TN11 9BH

OPERATIVE PART:

1	Interpretation

1.1	In this agreement unless the context requires otherwise the following expressions will have the following meaning:

	Expression	Meaning

1.1.1	Advance Date	date money is to be paid to the Borrower pursuant to a Request For Funding

1.1.2	the Borrower	Tricell Distribution Ltd

1.1.3	Close of Business	5pm

1.1.4	Funding Charge	50% of the Gross Profit together with any penalty charged to the Borrower in respect of each funding loan made

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1.1.5	Goods	mobile-telephone handsets or accessories to be described in the Request For Funding

1.1.6	Gross Profit	total sale price less total purchase price excluding VAT as set out in the Request For Funding

1.1.7	the Lender	Telco Invest Limited

1.1.8	Lenders Business Premises	Imperial House, 3rd Floor, 21-25 North Street, Bromley BR1 1SD

1.1.9	Loan Period	expected period of the loan in days as set out in the Request For Funding

1.1.10	Normal Business Hours	9am – 5pm

1.1.11	Penalty	50% of the Gross Profit divided by the Loan Period

1.1.12	Principal Sum	Ä2,000,000.00 (Two Million Pounds – Sterling)

1.1.13	Request For Funding	a document in the form attached hereto providing

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The following details of the deal:

1) No. of Units to be purchased

2) Purchase price

3) Sale Price

4) Loan Period

5) Gross profit expected

1.1.14	Required Sum	the sum required by the Borrower up to a maximum of the Principal Sum as set out in the Request For Funding

2	The Lender agrees to make available to the Borrower the Principal Sum on the date hereof to provide a facility for a short term funding loan to be used by the Borrower, for the purpose of purchasing the Goods for immediate resale at a profit.

3	The Borrower covenants with the Lender as follows:

3.1	to provide the Lender on the Advance Date with a Request For Funding, a reasonable amount of time prior to the Principal Sum being required by the Borrower and to:

3.1.1	fax and e-mail the Request For Funding to the Lender to 01785 286455 and kim@meatordhall.demon.co.uk or kim@telcoinvest.com respectively

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3.1.2	telephone the Lender on 07970 570007 to notify that the Request For Funding will be sent in advance of it being faxed and e-mailed

3.2	to repay to the Lender the Principal Sum during the Loan Period by the Close of Business on the last day of the Loan Period

3.3	to pay to the Lender 50% of the Gross Profit by the Close of Business on the last day of the Loan Period arising on the sale of the Goods.

3.4	to pay to the Lender the Penalty for each day that the Borrower defaults on the repayment terms of the agreement set out in clauses 3.2 and 3.3

3.5	to provide the Lender with copies of the purchase orders and sales invoices detailed in the Request For Funding at the Close of Business on the last day of the Loan Period if requested to do so by the Lender

3.6	the parties agree that any further advance from the Lender to the Borrower shall be on the same terms as this agreement.

4	The Lender Covenants with the Borrower as follows:

4.1	to make a decision as to whether to provide the Required Sum within 1 hour of the Request For Funding being received at the Lender’s Business Premises within Normal Business Hours but the Lender shall not be bound to accept any Request For Funding received.

4.2	to issue to the Borrower an invoice in respect of the Funding Charge for each completed funding lean made to the Borrower no later than the last day of the calendar month in which the Required Sum was advanced.

5	The whole of the Principal Sum or the balance of it for the time being unpaid will become due and payable with interest calculated at Barclays Bank base rate which is

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currently set at 4.75% to the date of actual payment immediately if the Borrower goes into liquidation or has a administrator appointed over its assets.

SIGNED by the Parties on the date at the head of this agreement

SIGNED AS A DEED AND DELIVERED by
Telco Invest Limited in the presence of:

and

Tricell Distribution Ltd

SIGNED AS A DEED AND DELIVERED by

[                              ] in the presence of:

DATED:                              2005

LOAN AGREEMENT

AMS Law
Solicitors
35/47 North Church Street
Sheffield
S1 2DH

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REQUEST FOR FUNDING

DATE:
REQUEST NO:

THE DEAL PROPOSED

THE GOODS

UNIT PURCHASE PRICE	£

UNIT SALE PRICE	£

GROSS SALE PRICE (excluding VAT)	£

GROSS PURCHASE PRICE (excluding VAT)	£

GROSS PROFIT	£

50% GROSS PROFIT	£

REQUIRED SUM

LOAN PERIOD	........ DAYS FROM THE DATE HEREOF

BANK A/C LOAN TO BE PAID TO: -

BANK
SORT CODE
ACCOUNT NUMBER
SWIFT CODE

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